Exhibit 10.10

FOURTH AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE

This FOURTH Amendment to the Agreement for Sale and Purchase (this “Amendment”) by and between WS CINCINNATI, LLC, a Delaware limited liability company, WS COLLEGE STATION JV, LLC, a Delaware limited liability company, WS-CNO JV, LLC, a Delaware limited liability company, WS-FNO, LLC, a Delaware limited liability company, and WS SPHERICAL STONE, LLC, a Delaware limited liability company (collectively, “Seller”), and AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO WSC, LLC, a Delaware limited liability company (“Purchaser”), is made as of October 8, 2015 (the “Amendment Effective Date”). Seller and Purchaser are sometimes referred to collectively in this Amendment as the “Parties.”

RECITALS

A.    Seller and Purchaser entered into that certain Agreement for Sale and Purchase dated as of June 2, 2015, as amended pursuant to that certain First Amendment to Agreement for Sale and Purchase dated as of July 13, 2015, that certain Second Amendment to Agreement for Sale and Purchase dated as of July 13, 2015, and that certain Third Amendment to Agreement for Sale and Purchase dated as of August 3, 2015 (the “Purchase Agreement”).

B.    Seller and Purchaser desire to provide Purchaser with certain additional rights to further extend the Closing Date, and to modify certain provisions within the Purchase Agreement, and have agreed to further amend the Purchase Agreement to reflect such additions and modifications on the terms and conditions set forth in this Amendment.

C.    All capitalized terms used without definition in this Amendment shall have the meanings assigned to such terms in the Purchase Agreement.

AGREEMENT

Now, therefore, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree that the Purchase Agreement shall be amended and modified in accordance with Section 14.01(t) thereof as follows:

1.Closing and Escrow. Section 6.01 of the Purchaser Agreement is hereby amended and restated to read as follows:
6.01    Closing and Escrow. The Closing shall take place on the Closing Date at the New York, New York office of Proskauer Rose LLP (except that any documents that are required to be recorded shall be delivered to the Title Company), or such other place as Seller and Purchaser shall agree in writing; it being agreed that, except for documents required to be recorded, any Closing Documents may be delivered via the email exchange of PDFs, provided that manually signed counterparts of any PDF Closing Documents are sent to the applicable counterparty via overnight courier on the Closing Date. This Agreement shall not be merged into any Escrow Instructions, but any Escrow Instructions shall be deemed auxiliary to this Agreement and, as between Purchaser and Seller, the provisions of this Agreement shall govern and control. Within two (2) Business Days after October 8, 2015, Escrow Agent shall disburse to Seller EIGHT MILLION DOLLARS ($8,000,000) of the Earnest Money to Seller as directed by Seller in writing and without further instruction, approval or consent of Purchaser. The Earnest Money disbursed to Seller by Escrow Agent shall nonetheless remain a part of the Earnest Money, and in the case where this Agreement is terminated in accordance with its terms and Purchaser is entitled to a refund of the Earnest Money, Seller shall be required to promptly deliver to Purchaser after such termination the Earnest Money previously disbursed to Purchaser. Notwithstanding anything to the contrary set forth herein:
(a)     Purchaser shall have the right, in its sole and absolute discretion (and without prejudice to any of its rights under this Agreement), to extend the Closing Date for a period of up to sixty (60) days to a date designated by Purchaser that is no later than January 29, 2016, upon written notice to Seller at any time on or prior to October 27, 2015, and without payment of any extension fee or any additional Earnest Money other than the Extension Earnest Money (as hereinafter defined), provided that if Purchaser exercises its right to extend the Closing Date as provided in this Section 6.01(a), then no later than November 16, 2015, Purchaser shall deposit with the Escrow Company, as escrow agent, the additional amount of EIGHT MILLION DOLLARS ($8,000,000), by wire transfer of immediately available United States of America funds, as a further earnest money deposit (together with interest earned thereon, the “Extension Earnest Money”), and within two (2) Business Days thereafter, Escrow Company shall disburse to Seller the Extension Earnest Money as directed by Seller in writing and without further instruction, approval or consent of Purchaser, and the total Purchase Price shall be increased at Closing by FIVE HUNDRED THOUSAND DOLLARS ($500,000). The Additional Earnest Money disbursed to Seller by Escrow Company shall nonetheless remain a part of the Earnest Money, and in the case where this Agreement is terminated in accordance with its terms and Purchaser is entitled to a refund of the Earnest Money, Seller shall be required to promptly deliver to Purchaser after such termination the Extension Earnest Money previously disbursed to Purchaser;
(b)    If Purchaser exercises the extension set forth in Section 6.01(a), then Purchaser shall have the right, upon thirty-five (35) days’ prior written notice to Seller, in its sole and absolute discretion (and without prejudice to any of its rights under this Agreement), to extend the Closing Date to a date designated by Purchaser that is no later than February 29, 2016, without payment of any extension fee or any additional Earnest Money, provided that if Purchaser exercises its right to extend the Closing Date as provided in this Section 6.01(b), the total Purchase Price shall be increased at Closing by TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000); and

(c)    If Purchaser exercises the extension set forth in Section 6.01(b), then Purchaser shall have the right, upon thirty-five (35) days’ prior written notice to Seller, in its sole and absolute discretion (and without prejudice to any of its rights under this Agreement), to extend the Closing Date to a date designated by Purchaser that is no later than March 31, 2016, without payment of any extension fee or any additional Earnest Money, provided that if Purchaser exercises its right to extend the Closing Date as provided in this Section 6.01(c), the total Purchase Price shall be increased at Closing by TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) (which increase in the Purchase Price shall be in addition to the increase pursuant to Section 6.01(b));
2.    Casualty. Section 11.01(a) and Section 11.01(b) of the Purchase Agreement are hereby amended by deleting the words “One Million Dollars ($1,000,000)” therein and replacing them with the words “Four Million Dollars ($4,000,000)”.
3.    No Defaults. Purchaser represents and warrants to Seller that, as of the Amendment Effective Date, there are no existing defaults of which Purchaser is aware by Seller under the Purchase Agreement, and there are no events of which Purchaser is aware which would reasonably be expected to become defaults by Seller under the Purchase Agreement with the giving of notice and passage of time. Seller represents and warrants to Purchaser that, as of the Amendment Effective Date, there are no existing defaults of which Seller is aware by Purchaser under the Purchase Agreement, and there are no events of which Seller is aware which would reasonably be expected to become defaults by Purchaser under the Purchase Agreement with the giving of notice and passage of time.
4.    Ratification. Seller and Purchaser ratify and confirm the continued force and effect of the Purchase Agreement, as modified by this Amendment. Seller and Purchaser agree that all terms and provisions of the Purchase Agreement, as amended, shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein.
5.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.
6.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same Amendment.
7.    Effective Date. This Amendment shall be in full force and effect as a binding obligation of the Parties from and after the Amendment Effective Date.
[signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

WS CINCINNATI, LLC,
a Delaware limited liability company

By: WSREF REIT, LLC, its Sole Member
By: /s/ Lawrence Settani
Name: Lawrence Settani
Title: Authorized Signatory
WS COLLEGE STATION JV, LLC,
a Delaware limited liability company

By: WS College Station, LLC, its Manager
By: /s/ Lawrence Settani
Name: Lawrence Settani
Title: Authorized Signatory
WS-CNO JV, LLC,
a Delaware limited liability company

By: WS-CNO, LLC, its Manager
By: /s/ Lawrence Settani
Name: Lawrence Settani
Title: Authorized Signatory
WS-FNO, LLC,
a Delaware limited liability company

By: WSREF REIT, LLC, its Sole Member
     By: /s/ Lawrence Settani
Name: Lawrence Settani
Title: Authorized Signatory
WS SPHERICAL STONE, LLC,
a Delaware limited liability company

By: WSREF NRT, LLC, its Sole Member
By: /s/ Lawrence Settani
Name: Lawrence Settani
Title: Authorized Signatory

Signature Page to the Fourth Amendment to the Agreement for Sale and Purchase

PURCHASER:
AMERICAN REALTY CAPITAL
HOSPITALITY PORTFOLIO WSC, LLC,
a Delaware limited liability company

By:     /s/ Paul C. Hughes
Name:     Paul C. Hughes
Title:    Authorized Signatory

Signature Page to the Fourth Amendment to the Agreement for Sale and Purchase

Acknowledge and agreed:
GUARANTOR:
WHEELOCK STREET REAL ESTATE FUND, L.P.

By: WHEELOCK STREET FUND G.P., L.L.C., its General Partner
By:     /s/ Lawrence Settani
Name:    Lawrence Settani
Title:    Authorized Signatory

The undersigned Escrow Company hereby agrees to (i) accept the foregoing Amendment, (ii) be Escrow Company under said Amendment, and (iii) be bound by said Amendment in the performance of its duties under said Amendment and the Purchase Agreement.

ESCROW COMPANY:
CHICAGO TITLE INSURANCE COMPANY

By:     /s/ Edwin G. Ditlow
Name:    Edwin G. Ditlow
Title:    Vice President

Signature Page to the Fourth Amendment to the Agreement for Sale and Purchase